UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    AUGUST 29, 2002


                                  TECHSYS, INC.
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             (Exact name of registrant as specified in its charter)



            NEW JERSEY                      0-24542             22-3276736
 --------------------------------  ---------------------       ------------
        (State or other               Commission               (IRS Employer
 jurisdiction of incorporation)       File Number)        Identification Number


        147 COLUMBIA TURNPIKE, SUITE 109, FLORHAM PARK, NEW JERSEY 07932
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (973) 236-1919


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.    OTHER EVENTS.

On August 27, 2002, TechSys, Inc. (the "Company") was informed that effective at the open of business on August 28, 2002, the Company's common stock has been transferred from the Nasdaq SmallCap Market to the OTC Bulletin Board.

On April 8, 2002, Nasdaq notified the Company that Nasdaq intended to delist the Company's common stock from the Nasdaq SmallCap Market based upon Nasdaq's determination that the Company was not in compliance with the minimum equity and net tangible assets standards for continued listing. The Company appealed the Nasdaq determination relating to continued listing and was granted a temporary exception from the minimum equity standard subject to meeting certain conditions.

The Company was unable to meet the minimum equity standards for continued listing due to the Company's inability to secure additional financing to fund its fuel cell subsidiary operations. Since acquiring the fuel cell subsidiary operations in July 2001, the Company has been unable to secure additional financing to fund its research and development agreements with the Jet Propulsion Laboratory (JPL) and Adelan, Ltd. (Adelan).

 The Company is currently exploring alternatives to financing relative to its fuel cell subsidiary operations. Such alternatives include, without limitation, the transfer to third parties of the Company's Technology Rights under its JPL and Adelan agreements in exchange for cash, future compensation from the commercialization of the technology, and/or equity. There can be no assurance that the Company will be successful in securing agreements to transfer its existing research and development agreements with JPL and Adelan.

On July 19, 2002, the Company signed an agreement to sell substantially all of the assets of its subsidiary, Valet-USA's dry cleaning operation. The sale of the Company's dry cleaning operation is tentatively scheduled for September 4, 2002.

The Company's operations are currently being funded by Gold Crown Insurance, Ltd. (Gold Crown). As of June 30, 2002, Gold Crown had advanced the Company $285,000 to fund its operations. The Company issued a secured promissory note (the "Note") to Gold Crown in exchange for these advances. The Note is payable upon demand and is secured by the Company's majority interests in its fuel cell subsidiaries and certain other assets of the Company. There can be no assurance that Gold Crown will not demand payment of amounts due under the Note and that if demand is made that the Company will be able to repay such amounts.

The transfer of the Company's subsidiary fuel cell research and development agreements and the sale of the Company's subsidiary dry cleaning operation will leave the Company without a core operating business. The Company intends to explore alternative business merger and/or acquisition opportunities to replace its existing operations. There can be no assurance that the Company will be successful in locating and realizing acceptable opportunities or that the Company will continue to operate as a going concern.





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ITEM 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                     INFORMATION AND EXHIBITS.

           (a)       FINANCIAL STATEMENTS.

           Not Applicable.

           (b)       PRO FORMA FINANCIAL INFORMATION.

           Not Applicable

           (c)       EXHIBITS.

                     EXHIBIT NO.  TITLE
                     -----------  -----

                     99           Press Release, dated August 29, 2002







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


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, TechSys has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECHSYS, INC.


Date:      August 29, 2002              By: ______________________________
                                                         Steven L. Trenk
                                                         Chief Executive Officer
































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                                  EXHIBIT INDEX



EXHIBIT NO.               TITLE
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99                        Press Release, dated August 29, 2002